VICOR TECHNOLOGIES, INC.

Trading Symbol: VCRT

A Medical Diagnostic Company

Dedicated to the Commercialization

Of Break-Through Cardiac

Risk Stratification Diagnostics

Safe Harbor Statement

Vicor Technologies Inc. is a biotechnology company dedicated to the development of innovative diagnostic products. Vicor Technologies medical device, the PD2i Cardiac Analyzer, which is based on a patented, proprietary algorithm, which we believe accurately risk stratifies patients who are at high or low risk of suffering a fatal arrhythmic event or Sudden Cardiac Death
(SCD) within a six month time frame.

This presentation contains forward-looking statements. Forward-looking statements are often signaled by forms of words such as should, could, will, might, plan, projection, forecast, expect, guidance, potential and developing.
Actual results could vary materially from those expected due to a variety of risk factors, including whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund operations and the VITAL trial, the uncertainty of successful completion of any such clinical trial, and the fact that the Company has not succeeded in commercializing any products.  The Company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Sudden Cardiac Death
( Greater Than 500,000 U.S. Deaths Annually)

Sudden Cardiac Death (SCD) is not a Heart Attack

A Heart Attack is an “Internal Plumbing Problem”

SCD is caused by breakdown of the heart-brain axis

SCD is swift and unexpected

95% of victims of SCD die outside of hospital

SCD may be asymptomatic and non-obvious

At-Risk Patient Population for
Cardioverter/Defibrillator (ICD)
Implantation

Huge at-risk Patient Population in need of ICD’s under

current implantation guidelines.

Post Myocardial Infarction  = 7,900,000 (MADIT-II Trial)

Congestive Heart Failure  = 5,200,000 (SCD-HeFT Trial)

Fatal Ventricular Tachyarrhythmia

Treatment = Implantable Cardioveter/Defibrillator (ICD)

Expensive  ~ $75,000 per patient (over entire lifespan)

Total health care cost = $900 Billion (assumption: 12M implants)

Inappropriate/Over Implantation of
ICD’s

76% of ICDs implanted never fired appropriately (SCD-HeFT) 1,2

Current risk-stratification criteria leads to over implantation.

Tremendous need for accurate risk stratification methods.

1. Moss AJ, Zareba W, Hall WJ, et al. Prophylactic implantation of a defibrillator in patients with myocardial infarction and reduced ejection fraction. N Engl J Med 2002;346:877-83.

   Congestive Heart Failure. N Engl J Med 2005;352:225-37.

2. Bardy GH, Lee KL, Mark DB, et al. Amiodarone or a Implantable Cardioverter-Defibrillator for

   Congestive Heart Failure. N Engl J Med 2005;352:225-37.

POSITIVE REGULATORY CLIMATE

National  Coverage Determination Document (NCD)

(CMS-CAG-00175R3) March 2006.

Use of risk stratification diagnostic testing for SCD:

Testing is reasonable & necessary for Medicare patients,

Risk stratification testing might eventually be mandated.

The Solution for Risk-Stratification
The PD2i Cardiac Analyzer

Breakthrough patented technology:

  Allow physicians to risk stratify patients for SCD.

Test results will be used as a risk stratifier:

  Positive patients will be referred for ICD’s.

  Negative patients managed on medical therapy.

What Can the PD2i Cardiac
Analyzer Do?

Both these patients meet current ICD implantation guidelines.

  How does a physician risk stratify these patients?

Which one will receive a costly ICD?

BN 032

BN 160

The PD2i Cardiac Analyzer Can Accurately Risk Stratify Patients!

8

2000

1500

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500

0

-500

-1000

-1500

0 s.

ECG Data

File: BN 032

Vicor ©

1000

750

500

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-250

-500

-750

0 s.

0.5 s

1 s.

3 s.

3.5 s.

4 s.

1.5 s.

2 s.

2.5 s.

4.5 s.

0.5 s

1 s.

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2 s.

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4.5 s.

ECG Data

File: BN160

Vicor ©

PD2i Risk Stratification

Analysis of a 20 minute sample of ECG data using the PD2i Cardiac
Analyzer would have predicted which patient required an ICD and which did not.  PD2i can save lives and health care costs.

9

Accepted PD2i’s

Accepted PD2i’s vs N

File: BN 160

#PD2i’s >0 and <1.4 =0

#PD2i’s >1.4 and <3 =8

#PD2i’s >3 and <4 =28

#PD2i’s >4 and <12 =300

12

10

8

6

4

2

0

0

200

400

600

800

1.114

Ni

NEGATIVE PD2i TEST RESULT

PD2i Risk Stratification

Analysis of a 20 minute sample of ECG data using the PD2i Cardiac
Analyzer would have predicted which patient required an ICD and which did not.  PD2i can save lives and health care costs.

10

Accepted PD2i’s

Accepted PD2i’s vs N

File: BN032

#PD2i’s >0 and <1.4 =60

#PD2i’s >1.4 and <3 =2252

#PD2i’s >3 and <4 =148

#PD2i’s >4 and <12 =76

3

2

1

0

0

500

1,000

1,500

2,000

2,319

Ni

Positive PD2i Result

Confirmatory Clinical Studies

In-Vivo Animal Study using Swine Model of SCD
(1991).

Retrospective Human Clinical Study (1993).

18 Patients

Prospective Human Clinical Study (1998).

320 Patients (BN032, BN160)

Retrospective Human Clinical Study (2005).

44 Patients

Confirmatory Clinical Studies Data

1.

Skinner, Pratt, Vybiral (1993)  American Heart Journal, 125:731-743.

37 Total Enrolled, 7 Rejections, 30 Completed Study.

Died (VF)

Alive (no VF)

PD2i Positive

7 (TP)

4 (FP)

PD2i Negative

0 (FN)

19 (TN)

2. Prospective Human Clinical Study (Emergency Room, 3 Tertiary care Hospitals,

Philadelphia, Newark, Camden).

335 Total Enrolled, 48 Rejections, 287 Completed Study.

Died (VF)

Alive (no VF)

PD2i Positive

20 (TP)

79 (FP)

PD2i Negative

1 (FN)

187 (TN)

3. MIT-BI PhysioBank Study.

44 Total , 11 Rejections, 33 Analyzed.

Died (VF)

Alive (no VF)

PD2i Positive

17 (TP)

3 (FP)

PD2i Negative

0 (FN)

13 (TN)

PIVOTAL U.S. CLINICAL TRIAL
“VITAL”

Total VITAL Trial COST Approximately $4,500,000

Principal Investigator – Matthew Reynolds, M.D., M.Sc.

Harvard Clinical Research Institute (HCRI)

Boston VA Medical Center

Contract Research Organizations:

HCRI (Harvard University Affiliate)

Target Health Inc., NYC

700-900 patients (MADIT-II/SCD-HeFT patient cohort).

125 Events (VF)

30 Total Sites Including:

Beth Israel Deaconess Medical Center – Boston, MA

Massachusetts General Hospital – Boston, MA

VA Hospital – Boston, MA

UCLA Medical Center – Los Angeles, CA

Washington University School of Medicine – St. Louis, MO

PIVOTAL U.S. CLINICAL TRIAL
“VITAL”

Patient enrollment commenced October 2006.

Ramp-up of sites and patient enrollment 2007.

510(k) submission to FDA early 2009.

Interim analysis to be performed in 2008 with

possible early 510(k) submission.

MARKETING STRATEGY

Direct to Physicians (EP’s & Cardiologists)

Partnering Opportunities With Holter and Event

                       Monitoring Companies

Market Product to EU, India & Asia:

CE Mark clearance to be obtained in early 2008.

Target Customers

Physicians

Insurance Carriers

Life

Medical

High School & College Athletes

Professional Sports Teams

COMPETITION

The Major Direct Competitor of the Vicor

PD2i Cardiac Analyzer is Cambridge Heart
(CAMH)

16

Heartwave-II Microvolt T-Wave Alternans System

FDA Approved Product

Public Company- Capitalization over $300M vs. about

$39M for Vicor

Competitive Advantage of the
Vicor PD2i Cardiac Analyzer
(Summary)

Yes

No

Stress Test

Yes

No

Physician Onsite

Yes

No

Costly Electrodes

Yes

No

Ectopy Related
Indeterminates

Yes

No

Drug Related
Indeterminates

Slow

Fast

Patient Flow

Yes

No

Dedicated
Equipment

$35,000

$0 - 10,000

Up-Front Cost

T-Wave Alternans

PD2i

Rapid Clinical Adoption of PD2i Analyzer

   Large physician shareholder base (350).

   National cardiac panel members (450):

Over 90% expressed interest in the PD2i Analyzer

   PD2i Analyzer will allow for substantial cost savings.

   Identifies low-risk patients not needing an ICD.

Identifies high-risk patients not meeting current
criteria.

   Provides for lower-cost care/adequate compensation.

PROFIT MODEL

Low barrier to profitability:

  Software product

  Razor/Razorblade Business Model

  Development costs already incurred

Not driven by large reimbursement

Pricing flexibility

Revenue split would be 50/50

High margin profitability

PD2i – Large Potential Market
Opportunity

12 Million High Risk Patients

24 Million Tests Annually

$2.4 Billion Market for Vicor

At 10% Penetration:

1.2 M Patients x $100/test x 2x/year X 50% split

= $120MM Revenues

8 Million Post MI

5 Million Heart Failure

1-2 Million Other

INTELLECTUAL PROPERTY

Vicor Technologies, Inc./Non-Linear Medicine is assisted in the prosecution of its Intellectual Property by Needle & Rosenberg, P.C.,
a preeminent intellectual property law firm located in Atlanta, GA.

1. United States number 5,709,214, Patent issued January 20, 1998

2. United States number 5,720,294, Patent issued February 24, 1998

3. United States number 7,076,288. Patent issued July 11, 2006,-

    Biological Anomalies

4. Patent applied for March 3, 2003. #60/445,495,-Cerebral Disorders

5. Patent applied for January 14, 2005. #11/332,066,-Knowledge

   Determination System (Lie Detection)

6.  Patent applied for September 2006. #60/824,170,-

           Automated Product

VICOR TEAM

David Fater – President & CEO

Dr. Jerry Anchin, Ph.D. - Director of R&D

Dr. James Skinner, Ph.D. - Director of Grant R&D

Dr. Daniel N. Weiss, M.D.,F.A.C.C. - CMO

Scientific Advisory Board

Mark E. Josephson, M.D.

Chief of Cardiology at Beth Israel Deaconness Medical Center.

Author of “Clinical Cardiac Electrophysiology”.

Scientific Advisor to over 20 companies.

Hein J. J. Wellens, M.D.

Professor & Chairman of Department of Cardiology Academisch Ziekenhuis
Maastricht.

Director of Interuniversity Cardiology Institute of the Netherlands.

Richard M. Luceri, M.D., F.A.C.C.

Director Interventional Arrhythmia Center, Holy Cross Hospital.

Clinical investigator in MADIT II Trial.

Clinical investigator & Principal Author SCD-HeFT Trial.

Jules Mitchel, Ph.D., MBA

Founder and President/CEO Target Health Inc. NYC.

MILESTONES

CE Mark Filing - Q4-2007

Complete Site Enrollment (30 Sites) - Q1-2008

Interim Data Analysis of VITAL Trial – Q2-2008

CE Mark Clearance – Q2-2008

Product Launch Rest of World (ROW) – Q2-2008

Completion of VITAL Trial – Q1-2009

FDA 510k Clearance – Q2-2009

Financial Highlights
(as of July 27,2007)

Listed OTCBB:

VCRT

Price:

$1.52

52-Week Price Range:

$1.20 – $5.00

Shares Outstanding:

25,717,000

Shares in Float:

3,800,000 (est.)

Monthly Cash Burn:

$150k-$200k

Market Capitalization:

$39 Million

Daily Volume (as of 7-10-07):

17,000 (appx.)

Investment Highlights

Experienced Management and Scientific Team

Proprietary Technology

Large Market Demand, U.S. & Worldwide

Positive Regulatory Climate

Short Time to Product Adoption

Life Saving Technology

High Profit/High Margin Product

Platform Technology

Substantial Cost Savings to Public & Private Insurers